Exhibit 99.2

Supplemental Operating and Financial Data First Quarter 2010

Franklin Street Properties Corp.  ●  401 Edgewater Place  ●  Wakefield, MA 01880  ●  (781) 557-1300

www.franklinstreetproperties.com

Table of Contents

	Page		Page

Company Overview	3-6	Tenant Analysis
		20 Largest tenants with annualized rent and remaining term	21
Key Financial Data		20 Largest Tenants, Industry Profile	22
Financial Highlights	6	Lease Expirations by Square Feet	23
Management’s Key Operating Measures	7	Lease Expirations with annualized rent per square foot	24
Income Statements	8
EPS, FFO, GOS and FFO+GOS	9	Transactional Drivers
Balance Sheets	10	Capital Recycling: Acquisitions and Dispositions	25
Cash Flow Statements	11	Investment Banking Performance	26
Segment Information	12-13
Property Net Operating Income (NOI): Cash and GAAP Basis	14	FFO and FFO+GOS Reconciliations	27
Capital Analysis	15	FFO and FFO+GOS Definitions	28
		FAD Reconciliation and Definition	29
Portfolio Overview		EBITDA Reconciliation and Definition	30
Property by Form of FSP Participation	16	NOI Reconciliation	31
Regional Analysis, Map	17
Owned Property List	18
Properties with annualized rent per square foot	19
Capital Expenditures	20

All financial information contained in this supplemental information package is unaudited. In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Company Overview

Overview

Franklin Street Properties Corp. (FSP) (NYSE Amex: FSP) is an investment firm focused on achieving current income and long-term growth through investments in commercial properties. FSP’s portfolio of real estate assets consists primarily of suburban office buildings and includes select investments in central business district (CBD) properties. FSP’s real estate operations include property acquisitions and dispositions, interim acquisition and short-term financing, leasing, development and asset management. FSP’s subsidiary, FSP Investments LLC (member, FINRA and SIPC), is a real estate investment banking firm and registered broker/dealer.

Our Business

FSP operates in two business segments and has two principal sources of revenue; real estate operations and investment banking/investment services. Real estate operations include rental income from real estate leasing, interest income from loans made for interim acquisition or other purposes, and fee income from asset management. Investment banking/investment services generate brokerage commissions, loan origination fees, development services and other fees related to the organization of single-purpose entities that own real estate and the private placement of equity in those entities.

Strategy

FSP’s investment strategy is to make selective acquisitions based on market and/or property specific criteria, actively manage the property to maximize its value and dispose of the property when the ideal time or situation arises. Proceeds from property sales are redeployed into other specific real estate assets, used for other corporate purposes and/or paid out to shareholders as special dividends. Unlike many real estate investment companies, which have utilized significant leverage in an attempt to enhance their real estate portfolio’s returns, FSP has used very moderate leverage. FSP’s historical growth has been achieved without the use of permanent mortgage debt on any of our properties. This model has significantly reduced FSP’s risk profile by reducing foreclosure, financing and refinancing risk. The Company’s strategy is to employ modest leverage to accelerate its growth and capitalize on market conditions and opportunities as they arise. In addition, FSP believes that it can lower investment risk while enhancing current income and long-term appreciation potential by owning properties in diversified geographic locations that have sound long-term economic growth potential.

Snapshot
(as of March 31, 2010)
Corporate Headquarters	Wakefield, MA
Fiscal Year-End	31-Dec
Total Properties	32
Total Square Feet	5.9 Million
Common Shares Outstanding	79,680,705
Quarterly Dividend	$0.19
Dividend Yield	5.27%
Total Market Capitalization	$1,150 Million
Insider Holdings	13.0%

Company Overview

Structure of the Company

FSP has elected to be taxed as a Real Estate Investment Trust (REIT) under the Internal Revenue Code. To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement to distribute at least 90% of our adjusted taxable income to our shareholders. Management intends to continue to adhere to these requirements and to maintain our REIT status. As a REIT we are entitled to a tax deduction for some or all of the dividends we pay to shareholders. Accordingly, we generally will not be subject to federal income taxes as long as we distribute an amount equal to or in excess of our taxable income to shareholders.

Dividend Philosophy

FSP has been able to offer shareholders high-quality, risk-adjusted returns. The ongoing and recurring rental revenue stream provides stability to our regular quarterly dividend. In addition, the possibility exists for the payment of annual special dividends resulting from the sale of properties in the portfolio and the income from FSP’s investment banking business.

Board of Directors and Management

George J. Carter	Dennis J. McGillicuddy	Scott H. Carter
President, Chief Executive Officer	Director	Executive Vice President, General
Chairman of the Board	Member, Audit Committee	Counsel and Assistant Secretary
Member, Compensation Committee
Barbara J. Fournier		John G. Demeritt
Executive Vice President, Chief Operating Officer,	Georgia Murray	Executive Vice President and
Treasurer, Secretary and Director	Director	Chief Financial Officer
Chair, Compensation Committee
Janet Notopoulos	Member, Audit Committee	William W. Gribbell
Executive Vice President and Director		Executive Vice President
Barry Silverstein
John N. Burke	Director	R. Scott MacPhee
Director	Member, Audit Committee	Executive Vice President
Chair, Audit Committee	Member, Compensation Committee
Member, Compensation Committee

Company Overview

Corporate Headquarters	Trading Symbol	Inquiries
401 Edgewater Place, Suite 200	NYSE Amex	Inquires should be directed to:
Wakefield, MA 01880	Symbol: FSP	John Demeritt, CFO
(t) 781-557-1300		877-686-9496 or
(f) 781-246-2807		InvestorRelations@franklinstreetproperties.com
www.franklinstreetproperties.com

Common Stock Data (NYSE Amex: FSP)
	For the Three Months Ended
	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
High Price	14.82	15.36	15.20	14.84	14.88
Low Price	11.81	10.35	12.00	11.43	9.57
Closing Price, at the end of the quarter	14.43	14.61	13.10	13.25	12.30
Dividends paid per share – quarterly	0.19	0.19	0.19	0.19	0.19
Closing dividend yield – annualized	5.27%	5.20%	5.80%	5.74%	6.18%
Common shares outstanding (millions)	79.68	79.68	79.68	70.48	70.48

Timing

Quarterly results are expected to be announced during the week ending on these dates:

First Quarter:	6-May-11	Third Quarter:	5-Nov-10
Second Quarter:	6-Aug-10	Fourth Quarter:	25-Feb-11

Financial Highlights
(in thousands, except per share data)

						For the Year
		For the Three Months Ended				Ended
	31-Mar-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09
Income Items:
Revenue:
Rental	$30,799	$29,818	$29,254	$31,702	$31,300	$122,074
Related party revenue	800	583	860	371	4,434	6,248
Other	9	18	18	19	6	61
Total revenue	31,608	30,419	30,132	32,092	35,740	128,383

Total expenses	26,375	23,738	25,821	25,912	28,134	103,605

Income before interest income, equity in earnings in non-consolidated REITs and taxes	5,233	6,681	4,311	6,180	7,606	24,778
Interest income	8	36	36	16	9	97
Equity in earnings in non-consolidated REITs	253	792	443	475	284	1,994

Income before taxes	5,494	7,509	4,790	6,671	7,899	26,869
Income tax expense (benefit)	(68)	(299)	(75)	(270)	65	(579)

Income from continuing operations	5,562	7,808	4,865	6,941	7,834	27,448
Income from discontinued operations	-	-	-	-	-	-
Gain on sale of assets	-	-	-	-	424	424

Net income	$5,562	$7,808	$4,865	$6,941	$8,258	$27,872

FFO+GOS*:
FFO	$16,650	$17,338	$17,409	$17,537	$19,075	$71,359
GOS	-	-	-	-	424	424
FFO+GOS	$16,650	$17,338	$17,409	$17,537	$19,499	$71,783

Per Share Data:
EPS	$0.07	$0.11	$0.07	$0.10	$0.10	$0.38
FFO	0.21	0.25	0.25	0.25	0.24	0.98
GOS	-	-	-	-	-	-
FFO+GOS	0.21	0.25	0.25	0.25	0.24	0.98

Weighted Aveage Shares (diluted)	79,681	70,481	70,481	71,281	79,681	73,001

Balance Sheet Items:
Real estate, net	$916,955	$839,826	$869,557	$926,555	$921,833	$921,833
Other assets, net	235,359	178,682	195,939	219,220	233,933	233,933
Total assets, net	1,152,314	1,018,508	1,065,496	1,145,775	1,155,766	1,155,766
Total liabilities, net	224,537	175,075	229,903	201,796	218,492	218,492
Shareholders' equity	927,777	843,433	835,593	943,979	937,274	937,274

* See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

Management’s Key Operating Measures

Total Profits* by Segment
(in thousands)
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
($20,000)
2006
2007
2008
2009
Q1 2010
Q1 2009
Rental income from properties
Gain on sale of properties
Fee income from real estate banking

Shareholder Equity per Share
$20.00
$19.00
$18.00
$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
2006
2007
2008
2009
Q1 2010

* See page 27 for a reconciliation of Net Income to FFO and FFO+GOS (Total Profits) and page 28 for definitions of FFO and FFO+GOS

Condensed Consolidated Income Statements
($ in thousands, except per share amounts)
						For the
			For the Three Months Ended			Year Ended
	31-Mar-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09

Revenue:
Rental	$30,799	$29,818	$29,254	$31,702	$31,300	$122,074
Related party revenue:
Syndication fees	122	10	29	-	2,389	2,428
Transaction fees	146	28	514	1	1,537	2,080
Management fees and interest income from loans	532	545	317	370	508	1,740
Other	9	18	18	19	6	61
Total revenue	31,608	30,419	30,132	32,092	35,740	128,383

Expenses:
Real estate operating expenses	7,973	7,280	7,144	7,752	8,646	30,822
Real estate taxes and insurance	5,246	4,829	4,686	5,364	4,349	19,228
Depreciation and amortization	9,219	7,914	10,225	8,801	9,353	36,293
Selling, general and administrative	2,171	2,008	2,127	2,243	2,513	8,891
Commissions	114	130	40	8	1,623	1,801
Interest	1,652	1,577	1,599	1,744	1,650	6,570
Total expenses	26,375	23,738	25,821	25,912	28,134	103,605

Income before interest income, equity in earnings of
non-consolidated REITs and taxes	5,233	6,681	4,311	6,180	7,606	24,778
Interest income	8	36	36	16	9	97
Equity in earnings of non-consolidated REITs	253	792	443	475	284	1,994

	5,494	7,509	4,790	6,671	7,899	26,869
Income tax expense (benefit)	(68)	(299)	(75)	(270)	65	(579)

Income from continuing operations	5,562	7,808	4,865	6,941	7,834	27,448
Gain on sale of assets	-	-	-	-	424	424

Net income	$5,562	$7,808	$4,865	$6,941	$8,258	$27,872

Weighted average number of shares outstanding,
basic and diluted	79,681	70,481	70,481	71,281	79,681	73,001

Earnings per share, basic and diluted, attributable to:
Continuing operations	$0.07	$0.11	$0.07	$0.10	$0.10	$0.38
Gains on sales of assets	-	-	-	-	-	-
Net income per share, basic and diluted	$0.07	$0.11	$0.07	$0.10	$0.10	$0.38

EPS, FFO, GOS and FFO+GOS*

*See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

Condensed Consolidated Balance Sheets
(in thousands)

	March 31,	March 31,	June 30,	September 30,	December 31,
	2010	2009	2009	2009	2009
Assets:
Real estate assets:
Land	$126,447	$107,153	$114,677	$126,695	$126,447
Buildings and improvements	895,671	812,470	840,605	891,918	894,012
Fixtures and equipment	354	299	310	310	328
	1,022,472	919,922	955,592	1,018,923	1,020,787
Less accumulated depreciation	105,517	80,096	86,035	92,368	98,954
Real estate assets, net	916,955	839,826	869,557	926,555	921,833

Acquired real estate leases, net	41,783	26,042	38,996	48,003	44,757
Investment in non-consolidated REITs	91,787	82,388	94,579	93,936	92,910
Assets held for syndication, net	2,791	13,004	-	-	4,827
Cash and cash equivalents	22,815	27,650	24,542	26,385	27,404
Restricted cash	50	336	335	331	334
Tenant rent receivables, net	1,385	1,084	720	1,400	1,782
Straight-line rent receivable, net	14,215	9,190	9,219	9,724	10,754
Prepaid expenses	2,236	2,253	2,267	3,430	2,594
Related party mortgage loan receivable	41,325	4,725	12,115	23,264	36,535
Other assets	1,220	1,517	2,271	1,860	1,228
Deferred leasing commissions, net	15,752	10,493	10,895	10,887	10,808
Total assets	$1,152,314	$1,018,508	$1,065,496	$1,145,775	$1,155,766

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$119,968	$72,468	$124,038	$91,008	$109,008
Term loan payable	75,000	75,000	75,000	75,000	75,000
Accounts payable and accrued expenses	20,467	17,687	21,252	25,351	23,787
Accrued compensation	274	250	500	750	1,416
Tenant security deposits	1,696	1,795	1,765	1,757	1,808
Other liabilities: derivative termination value	1,995	3,080	2,394	2,269	2,076
Acquired unfavorable real estate leases, net	5,137	4,795	4,954	5,661	5,397
Total liabilities	224,537	175,075	229,903	201,796	218,492

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	-	-	-	-	-
Common stock	8	7	7	8	8
Additional paid-in capital	1,003,712	889,019	889,019	1,003,729	1,003,713
Accumulated other comprehensive loss	(1,995)	(3,080)	(2,394)	(2,269)	(2,076)
Accumulated distributions in excess of accumulated earnings	(73,948)	(42,513)	(51,039)	(57,489)	(64,371)
Total stockholders’ equity	927,777	843,433	835,593	943,979	937,274
Total liabilities and stockholders’ equity	$1,152,314	$1,018,508	$1,065,496	$1,145,775	$1,155,766

Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months ended March 31		Twelve Months ended December 31
	2010	2009	2009	2008

Cash flows from operating activities:
Net income	$5,562	$7,808	$27,872	$31,959
Adjustments to reconcile net income to net cash provided by operating activities:
Gains on assets sold	-	-	(424)	-
Depreciation and amortization expense	9,284	7,981	36,561	30,444
Amortization of above market lease	716	793	3,359	4,283
Equity in earnings (losses) from non-consolidated REITs	(253)	(792)	(2,012)	(2,747)
Distributions from non-consolidated REITs	1,407	1,615	5,628	5,348
Increase in bad debt reserve	380	86	111	79
Changes in operating assets and liabilities:
Restricted cash	284	-	2	-
Tenant rent receivables	17	159	(564)	64
Straight-line rents	(1,020)	(374)	(1,879)	(1,406)
Prepaid expenses and other assets	265	(171)	907	(901)
Accounts payable and accrued expenses	(3,917)	(3,154)	2,760	448
Accrued compensation	(1,142)	(1,404)	(238)	90
Tenant security deposits	(112)	(79)	(66)	-
Payment of deferred leasing commissions	(5,566)	(162)	(2,659)	(3,353)

Net cash provided by operating activities	5,905	12,306	69,358	64,308

Cash flows from investing activities:
Purchase of real estate assets, office computers and furniture, capitalized merger costs and acquired real estate leases	(3,529)	(3,295)	(132,323)	(78,396)
Investment in non-consolidated REITs	-	-	(13,218)	(10)
Investment in related party mortgage loan receivable	(4,790)	(3,600)	(35,410)	(1,125)
Redemption of certificate of deposit	-	-	-	-
Changes in deposits on real estate assets	-	1,300	-	(1,300)
Investment in assets held for syndication, net	2,005	86	8,159	12,236
Proceeds received on sales of real estate assets	-	-	672	-

Net cash used in investing activities	(6,314)	(5,509)	(172,120)	(68,595)

Cash flows from financing activities:
Distributions to stockholders	(15,139)	(13,391)	(55,313)	(70,481)
Proceeds from equity offering, net	(1)	-	114,695	-
Purchase of treasury shares	-	-	-	-
Borrowings (repayments) under bank note payable, net	10,960	5,000	41,540	(17,282)
Borrowings under term note payable	-	-	-	75,000
Deferred financing costs	-	-	-	(694)

Net cash (used in) provided by financing activities	(4,180)	(8,391)	100,922	(13,457)

Net decreases in cash and cash equivalents	(4,589)	(1,594)	(1,840)	(17,744)

Cash and cash equivalents, beginning of period	27,404	29,244	29,244	46,988

Cash and cash equivalents, end of period	$22,815	$27,650	$27,404	$29,244

Segment Information*
($ in thousands except per share amounts)

	Three Months Ended March 31, 2010			Three Months Ended March 31, 2009
	Real	Investment		Real	Investment
	Estate	Banking	Total	Estate	Banking	Total
Revenue:
Rental Income	$30,799	$-	$30,799	$29,818	$-	$29,818
Syndication Fees	-	121	121	-	10	10
Transaction Fees	-	146	146	-	28	28
Management Fees & Interest Income	533	-	533	545	-	545
Other Income	9	-	9	18	-	18

Total Revenue	31,341	267	31,608	30,381	38	30,419

Expenses
Rental Operating Expenses	7,973	-	7,973	7,280	-	7,280
Real Estate Taxes and Insurance	5,246	-	5,246	4,829	-	4,829
Depreciaton and Amortization	9,186	33	9,219	7,887	27	7,914
Selling, general and administrative	1,447	724	2,171	983	1,025	2,008
Commissions and Broker Expenses	-	114	114	-	130	130
Interest & Commitment Fees	1,652	-	1,652	1,577	-	1,577
Total Expenses	25,504	871	26,375	22,556	1,182	23,738

Income before Equity, Interest and Taxes	5,837	(604)	5,233	7,825	(1,144)	6,681
Interest Income	8	-	8	34	2	36
Equity Income SARs	253	-	253	792	-	792
Income before Taxes	6,098	(604)	5,494	8,651	(1,142)	7,509
Income Taxes	57	(125)	(68)	65	(364)	(299)
Income from continuing operations	6,041	(479)	5,562	8,586	(778)	7,808
Income from discontinued operations	-	-	-	-	-	-
Gain on sale of assets	-	-	-	-	-	-
Net Income (loss)	$6,041	$(479)	$5,562	$8,586	$(778)	$7,808

Funds From Operations (FFO)*
Net Income	$6,041	$(479)	$5,562	$8,586	$(778)	$7,808
Gain on sale of assets, net	-	-	-	-	-	-
Equity in income of SARs	(253)	-	(253)	(792)	-	(792)
Cash received from SARs	1,407	-	1,407	1,615	-	1,615
Acquisition costs	-	-	-	-	-	-
Depreciation and amortization	9,901	33	9,934	8,680	27	8,707
Funds From Operations (FFO)*	17,096	(446)	16,650	18,089	(751)	17,338

EPS	$0.08	$(0.01)	$0.07	$0.12	$(0.01)	$0.11
FFO per Share*	$0.21	$-	$0.21	$0.26	$(0.01)	$0.25

Weighted Average Shares			79,681			70,481

*See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

Segment Information*
($ in thousands except per share amounts)

	Year Ended December 31, 2009			Year Ended December 31, 2008			Year Ended December 31, 2007
	Real	Investment		Real	Investment		Real	Investment
	Estate	Banking	Total	Estate	Banking	Total	Estate	Banking	Total
Revenue:
Rental Income	$122,074	$-	$122,074	$111,198	$-	$111,198	$100,961	$-	$100,961
Syndication Fees	-	2,428	2,428	-	3,766	3,766	-	8,986	8,986
Transaction Fees	-	2,080	2,080	-	3,641	3,641	-	9,898	9,898
Management Fees & Interest Income	1,740	-	1,740	1,739	-	1,739	7,026	4	7,030
Other Income	61	-	61	72	-	72	83	35	118

Total Revenue	123,875	4,508	128,383	113,009	7,407	120,416	108,070	18,923	126,993

Expenses
Rental Operating Expenses	30,822	-	30,822	28,999	-	28,999	26,171	-	26,171
Real Estate Taxes and Insurance	19,228	-	19,228	17,740	-	17,740	16,535	-	16,535
Depreciation and Amortization	36,170	123	36,293	30,222	138	30,360	29,200	134	29,334
Selling, general and administrative	4,828	4,063	8,891	4,229	4,039	8,268	3,440	4,026	7,466
Commissions and Broker Expenses	-	1,801	1,801	100	2,051	2,151	-	4,737	4,737
Interest & Commitment Fees	6,570	-	6,570	4,921	-	4,921	7,684	-	7,684
Total Expenses	97,618	5,987	103,605	86,211	6,228	92,439	83,030	8,897	91,927

Income before Equity, Interest and Taxes	26,257	(1,479)	24,778	26,798	1,179	27,977	25,040	10,026	35,066
Interest Income	93	4	97	709	36	745	2,317	60	2,377
Equity Income SARs	1,994	-	1,994	2,747	-	2,747	(464)	-	(464)
Income before Taxes	28,344	(1,475)	26,869	30,254	1,215	31,469	26,893	10,086	36,979
Income Taxes	249	(828)	(579)	246	(736)	(490)	226	647	873
Income from continuing operations	28,095	(647)	27,448	30,008	1,951	31,959	26,667	9,439	36,106
Income from discontinued operations	-	-	-	-	-	-	1,190	-	1,190
Gain on sale of assets	424	-	424	-	-	-	23,789	-	23,789
Net Income	$28,519	$(647)	$27,872	$30,008	$1,951	$31,959	$51,646	$9,439	$61,085

Funds From Operations (FFO)*
Net Income	$28,519	$(647)	$27,872	$30,008	$1,951	$31,959	$51,646	$9,439	$61,085
Gain on sale of assets, net	(424)	-	(424)	-	-	-	(23,789)	-	(23,789)
Equity in income of SARs	(2,012)	-	(2,012)	(2,747)	-	(2,747)	472	-	472
Cash received from SARs	5,628	-	5,628	5,348	-	5,348	1,806	-	1,806
Acquisition costs	643	-	643	-	-	-	-	-	-
Depreciation and amortization	39,529	123	39,652	34,505	138	34,643	35,340	135	35,475
Funds From Operations (FFO)*	71,883	(524)	71,359	67,114	2,089	69,203	65,475	9,574	75,049

EPS	$0.39	$(0.01)	$0.38	$0.43	$0.03	$0.45	$0.73	$0.13	$0.86
FFO per Share*	$0.98	$-	$0.98	$0.95	$0.03	$0.98	$0.93	$0.14	$1.06

Weighted Average Shares			73,001			70,481			70,651

*See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

Property Net Operating Income (NOI): Cash and GAAP Basis
(in thousands)

Property NOI Cash*			Three Months	Year to date
			Ended	2010	Three Months Ended				Year Ended
		31-Mar-10
Region	Division	Sq Feet	31-Mar-10	2010 Total	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	2009 Total

Eastern	Mideast	1,535	$4,031	$4,031	$3,740	$3,803	$4,401	$4,839	$16,783

Midwest	East North Central	597	1,103	1,103	1,524	1,578	1,108	1,129	5,339
	West North Central	630	2,034	2,034	1,689	1,758	2,653	1,867	7,967
		1,227	3,137	3,137	3,213	3,336	3,761	2,996	13,306

South	Southeast	600	2,307	2,307	2,220	2,213	2,353	2,138	8,924
	Southwest	1,489	4,234	4,234	5,203	4,953	4,718	4,370	19,244
		2,089	6,541	6,541	7,423	7,166	7,071	6,508	28,168

West	Mountain	792	3,254	3,254	3,194	3,519	3,003	3,126	12,842
	Pacific	299	443	443	375	311	460	364	1,510
		1,091	3,697	3,697	3,569	3,830	3,463	3,490	14,352

Total		5,942	$17,406	$17,406	$17,945	$18,135	$18,696	$17,833	$72,609

Property NOI GAAP*			Three Months	Year to date
			Ended	2010	Three Months Ended				Year Ended
		31-Mar-10
Region	Division	Sq Feet	31-Mar-10	2010 Total	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	2009 Total

Eastern	Mideast	1,535	$4,666	$4,666	$3,749	$3,726	$4,483	$5,232	$17,190

Midwest	East North Central	597	1,110	1,110	1,570	1,592	1,161	1,191	5,514
	West North Central	630	2,164	2,164	1,606	1,667	2,626	2,016	7,915
		1,227	3,274	3,274	3,176	3,259	3,787	3,207	13,429

South	Southeast	600	2,356	2,356	2,391	2,343	2,477	2,245	9,456
	Southwest	1,489	4,404	4,404	5,265	4,828	4,820	4,643	19,556
		2,089	6,760	6,760	7,656	7,171	7,297	6,888	29,012

West	Mountain	792	3,229	3,229	3,334	3,548	3,019	3,114	13,015
	Pacific	299	497	497	404	339	515	425	1,683
		1,091	3,726	3,726	3,738	3,887	3,534	3,539	14,698

Total		5,942	$18,426	$18,426	$18,319	$18,043	$19,101	$18,866	$74,329

*See page 31 for a reconciliation of Net Income to Property NOI cash and Property NOI GAAP.

Capital Analysis
(in thousands, except per share amounts)

	31-Mar-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09
Market Data:
Shares Outstanding	79,681	70,481	70,481	79,681	79,681
Closing market price per share	$14.43	$12.30	$13.25	$13.10	$14.61
Market capitalization	$1,149,793	$866,913	$933,869	$1,043,817	$1,164,135

Dividend Data:
Total dividends paid	$15,139	$13,391	$13,391	$13,391	$15,140
Common dividend per share	$0.19	$0.19	$0.19	$0.19	$0.19
Quarterly dividend as a % of FFO*	91%	76%	76%	76%	79%

Liquidity:
Cash and cash equivalents	$22,815	$27,650	$24,542	$26,385	$27,404
Revolving credit facilities:
Gross potential available under current credit facilities	250,000	250,000	250,000	250,000	250,000
Less:
Outstanding balance	(119,968)	(72,468)	(124,038)	(91,008)	(109,008)
Total Liquidity	$152,847	$205,182	$150,504	$185,377	$168,396

*See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

Portfolio Overview
	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Owned portfolio of commercial real estate:
Number of properties	32	32	32	31	29
Square feet	5,942,299	5,942,414	5,934,624	5,682,011	5,417,515
Leased percentage	85%	84%	90%	92%	93%

Investments in non-consolidated commercial real estate:
Number of properties	3	3	3	3	2
Square feet	1,995,041	1,995,041	1,995,041	1,994,686	1,461,224
Leased percentage	78%	78%	78%	78%	79%

Single Asset REITs (SARs) managed:
Number of properties	11	11	9	9	10
Square feet *	2,406,370	2,406,370	2,155,201	2,154,079	2,684,561
Leased percentage*	76%	91%	90%	87%	88%

Total owned, investments and managed properties:
Number of properties	46	46	44	43	41
Square feet *	10,343,710	10,343,825	10,084,866	9,830,776	9,563,300
Leased percentage*	82%	85%	88%	88%	90%

*Excludes a property to be constructed with approximately 285,000 square feet

Regional Analysis and Map
(as of March 31, 2010)

Owned:
Name	City	State	Region	Square Feet
Park Seneca	Charlotte	NC	East	109,550
Forest Park	Charlotte	NC	East	62,212
Meadow Point	Chantilly	VA	East	136,683
Stonecroft	Chantilly	VA	East	111,469
Fairview	Falls Church	VA	East	252,613
Innsbrook	Glen Allen	VA	East	303,745
East Baltimore	Baltimore	MD	East	325,410
Loudoun Tech Center	Dulles	VA	East	135,888
Bollman Place (1)	Savage	MD	East	98,745
Southfield Centre	Southfield	MI	MidWest	214,697
Northwest Point	Elk Grove Village	IL	MidWest	176,848
River Crossing	Indianapolis	IN	MidWest	205,059
Timberlake	Chesterfield	MO	MidWest	232,766
Timberlake East	Chesterfield	MO	MidWest	116,197
Lakeside Crossing	Maryland Heights	MO	MidWest	127,778
Eden Bluff	Eden Prairie	MN	MidWest	153,028
Blue Lagoon Drive	Miami	FL	South	212,619
One Overton Place	Atlanta	GA	South	387,267
Willow Bend Office Center	Plano	TX	South	116,622
Park Ten	Houston	TX	South	155,715
Addison Circle	Addison	TX	South	293,787
Collins Crossing	Richardson	TX	South	298,766
Eldridge Green	Houston	TX	South	248,399
Park Ten Phase II	Houston	TX	South	156,746
Liberty Plaza	Addison	TX	South	218,934
Centennial Technology Center	Colorado Springs	CO	West	110,730
380 Interlocken	Broomfield	CO	West	240,184
Greenwood Plaza	Englewood	CO	West	199,077
390 Interlocken	Broomfield	CO	West	241,516
Hillview Center	Milpitas	CA	West	36,288
Federal Way	Federal Way	WA	West	117,010
Montague Business Center	San Jose	CA	West	145,951
Total				5,942,299

Managed:
Name	City	State	Region	Square Feet
1441 Main Street	Columbia	SC	East	267,956
303 East Wacker Drive	Chicago	IL	MidWest	844,081
505 Waterford	Plymouth	MN	MidWest	256,348
50 South Tenth Street	Minneapolis	MN	MidWest	498,768
Grand Boulevard	Kansas City	MO	MidWest	532,453
Lakeside Crossing II	Maryland Heights	MO	MidWest	116,000
Centre Pointe V	West Chester	OH	MidWest	135,936
Satellite Place	Duluth	GA	South	134,785
5601 Executive Drive	Irving	TX	South	152,121
Galleria North	Dallas	TX	South	379,518
Energy Tower I	Houston	TX	South	325,796
Phoenix Tower	Houston	TX	South	618,507
Highland Place I	Centennial	CO	West	139,142
Total (2)				4,401,411

(1) Industrial property, all others are office properties
(2) Excludes property under construction in Broomfield, Co of approximately 285,000 square feet

Properties by Division/Region
($ in thousands)
				NBV (a)	% Leased
	# of Properties	Square Feet	% of Portfolio	31-Mar-10	31-Mar-10

East Region Total	9	1,536,315	25.9	$ 236,341	80.54%
East North Central Division	3	596,604	10.0	80,947	82.24%
West North Central	4	629,769	10.6	86,286	99.62%
Midwest Region Total	7	1,226,373	20.6	167,233	91.16%
Southeast	2	599,886	10.1	122,915	93.74%
Southwest	7	1,488,969	25.1	227,269	81.39%
South Region Total	9	2,088,855	35.2	350,184	84.93%
Mountain	4	791,507	13.3	127,199	92.57%
Pacific	3	299,249	5.0	35,998	71.12%
West Region Total	7	1,090,756	18.3	163,197	86.68%

Grand Total	32	5,942,299	100.0	$ 916,955	85.40%

(a) NBV is for real estate assets, excluding intangibles

Owned Property List
(in thousands)

						NBV (1)	% Leased
Region	Division	Name	City	State	S.F.	31-Mar-10	31-Mar-10

West	Pacific	Hillview Center	Milpitas	CA	36	4,228	100.0%
West	Pacific	Montague Business Center	San Jose	CA	146	17,109	100.0%
West	Mountain	380 Interlocken	Broomfield	CO	240	42,972	87.0%
West	Mountain	390 Interlocken	Broomfield	CO	242	43,034	98.5%
West	Mountain	Centennial Technology Center	Colorado Springs	CO	111	11,804	78.5%
West	Mountain	Greenwood Plaza	Englewood	CO	199	29,390	100.0%
South	Southeast	Blue Lagoon Drive	Miami	FL	213	47,881	100.0%
South	Southeast	One Overton Place	Atlanta	GA	387	75,034	90.3%
MidWest	East North Central	Northwest Point	Elk Grove Village	IL	177	29,772	100.0%
MidWest	East North Central	River Crossing	Indianapolis	IN	205	36,405	94.7%
East	Mideast	East Baltimore	Baltimore	MD	325	56,226	94.4%
East	Mideast	Bollman Place	Savage	MD	99	4,998	100.0%
MidWest	East North Central	Southfield Centre	Southfield	MI	215	14,771	55.7%
MidWest	West North Central	Eden Bluff - Eden Prairie	Eden Prairie	MN	153	14,537	100.0%
MidWest	West North Central	Timberlake	Chesterfield	MO	233	36,018	99.0%
MidWest	West North Central	Timberlake East	Chesterfield	MO	116	18,189	100.0%
MidWest	West North Central	Lakeside Crossing	Maryland Heights	MO	128	17,541	100.0%
East	Mideast	Park Seneca	Charlotte	NC	110	7,638	85.1%
East	Mideast	Forest Park	Charlotte	NC	62	6,366	100.0%
South	Southwest	Addison Circle	Addison	TX	294	47,907	61.3%
South	Southwest	Liberty Plaza	Addison	TX	219	25,207	77.8%
South	Southwest	Park Ten	Houston	TX	156	18,772	66.0%
South	Southwest	Eldridge Green	Houston	TX	248	43,342	100.0%
South	Southwest	Park Ten Phase II	Houston	TX	157	31,515	97.8%
South	Southwest	Willow Bend Office Center	Plano	TX	117	17,990	49.8%
South	Southwest	Collins Crossing	Richardson	TX	299	42,537	100.0%
East	Mideast	Meadow Point	Chantilly	VA	137	20,423	51.5%
East	Mideast	Stonecroft	Chantilly	VA	111	19,758	100.0%
East	Mideast	Loudoun Tech Center	Dulles	VA	136	17,673	100.0%
East	Mideast	Fairview	Falls Church	VA	253	61,293	100.0%
East	Mideast	Innsbrook	Glen Allen	VA	304	41,966	34.7%
West	Pacific	Federal Way	Federal Way	WA	117	14,661	26.1%
					5,942	$ 916,955	85.4%

(1) NBV is for real estate assets, excluding intangibles

Properties with Annualized Rent per Square Foot

								Average
			Year Built			Percentage Leased	Annualized Rent as of	Annualized
			or	Net Rentable	Leased	as of March 31,	as of March 31,	Rent per Leased
Property Name	City	State	Renovated	Square Feet	Sq. Ft. (a)	2010 (a)	2010 (b)	Square Feet (c)

Park Seneca	Charlotte	NC	1969	109,550	93,272	85.14%	1,412,601	$15.14
Forest Park	Charlotte	NC	1999	62,212	62,212	100.00%	987,940	15.88
Meadow Point	Chantilly	VA	1999	136,683	70,357	51.47%	186,732	2.65
Innsbrook	Glen Allen	VA	1999	303,745	105,497	34.73%	1,022,846	9.70
East Baltimore	Baltimore	MD	1989	325,410	307,252	94.42%	8,218,852	26.75
Loudoun Tech Center	Dulles	VA	1999	135,888	135,888	100.00%	1,736,340	12.78
Bollman Place	Savage	MD	1984	98,745	98,745	100.00%	611,232	6.19
Stonecroft	Chantilly	VA	2008	111,469	111,469	100.00%	3,981,177	35.72
Fairview Park	Falls Church	VA	2001	252,613	252,613	100.00%	6,644,676	26.30
East total				1,536,315	1,237,305	80.54%	24,802,396	20.05
Southfield Centre	Southfield	MI	1977	214,697	119,566	55.69%	1,310,319	10.96
Northwest Point	Elk Grove Village	IL	1999	176,848	176,848	100.00%	3,334,487	18.86
River Crossing	Indianapolis	IN	1998	205,059	194,246	94.73%	4,888,569	25.17
Timberlake	Chesterfield	MO	1999	232,766	230,347	98.96%	4,685,165	20.34
Timberlake East	Chesterfield	MO	2000	116,197	116,197	100.00%	2,692,054	23.17
Lakeside Crossing	Sl. Louis	MO	2008	127,778	127,778	100.00%	2,947,839	23.07
Eden Bluff	Eden Praire	MN	2006	153,028	153,028	100.00%	3,977,266	25.99
Midwest total				1,226,373	1,118,010	91.16%	23,835,698	21.32
Blue Lagoon Drive	Miami	FL	2002	212,619	212,619	100.00%	4,505,691	21.19
One Overton Place	Atlanta	GA	2002	387,267	349,728	90.31%	8,998,529	25.73
Willow Bend Office Center	Plano	TX	1999	116,622	58,071	49.79%	1,228,912	21.16
Park Ten	Houston	TX	1999	155,715	102,821	66.03%	2,680,348	26.07
Addison Circle	Addison	TX	1999	293,787	180,006	61.27%	4,335,336	24.08
Collins Crossing	Richardson	TX	1999	298,766	298,766	100.00%	7,603,669	25.45
Eldridge Green	Houston	TX	1999	248,399	248,399	100.00%	7,075,482	28.48
Park Ten Phase II	Houston	TX	2006	156,746	153,326	97.82%	3,992,631	26.04
Liberty Plaza	Addison	TX	1985	218,934	170,424	77.84%	3,370,903	19.78
South Total				2,088,855	1,774,160	84.93%	43,791,500	24.68
Centennial Technology Center	Colorado Springs	CO	1999	110,730	86,910	78.49%	1,382,703	15.91
380 Interlocken	Broomfield	CO	2000	240,184	208,844	86.95%	6,511,207	31.18
Greenwood Plaza	Englewood	CO	2000	199,077	199,077	100.00%	7,868,486	39.52
390 Interlocken	Broomfield	CO	2002	241,516	237,837	98.48%	6,217,339	26.14
Hillview Center	Milpitas	CA	1984	36,288	36,288	100.00%	532,421	14.67
Federal Way	Federal Way	WA	1982	117,010	30,592	26.14%	550,275	17.99
Montague Business Center	San Jose	CA	1982	145,951	145,951	100.00%	2,118,489	14.52
West Total				1,090,756	945,499	86.68%	25,180,921	26.63

Grand Total				5,942,299	5,074,974	85.40%	$117,610,515	$23.17

(a) Based on all leases in effect, including month-to-month tenants, divided by the Property's net rentable square footage.
(b) Represents gross rental charges for the month of March 2010 (including month-to-month leases) multiplied by 12.
(c) Represents the annualized rent as of March 2010 divided by leased square feet.

Owned Property Capital Expenditures
(in thousands)

						Year
			For the Three Months Ended			Ended
	31-Mar-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09
Tenant improvements	$1,305	$1,373	$912	$931	$1,528	$4,744
Deferred leasing costs	5,566	162	1,395	645	457	2,659
Building improvements	380	466	116	265	619	1,466
Total	$7,251	$2,001	$2,423	$1,841	$2,604	$8,869

20 Largest Tenants with Annualized Rent and Remaining Term

As of March 31, 2010
			Remaining	Aggregate	% of Aggregate	Annualized	% of
	Tenant	Number of	Lease Term	Leased	Leased	Rent (a)	Aggregate
	Name	Leases	in Months	Square Feet	Square Feet	(in 000's)	Annualized Rent
1	Noblis, Inc.	1	82	252,613	4.25%	6,645	5.65%
2	CITGO Petroleum Corporation	1	143	248,399	4.18%	7,075	6.02%
3	Tektronix Texas, LLC	1	3	241,372	4.06%	6,277	5.34%
4	Burger King Corporation	1	102	212,619	3.58%	4,506	3.83%
5	New Era of Networks, Inc.	1	1	199,077	3.35%	7,868	6.69%
6	Citicorp Credit Services, Inc (b)	1	81	176,848	2.98%	3,334	2.84%
7	RGA Reinsurance Company	1	57	185,501	3.12%	3,645	3.10%
8	C.H. Robinson Worldwide, Inc.	1	135	153,028	2.58%	3,977	3.38%
9	Geisecke & Devrient America, Inc.	1	59	135,888	2.29%	1,736	1.48%
10	Murphy Exploration & Production Company	1	85	133,786	2.25%	3,515	2.99%
11	Monsanto Company	1	58	127,778	2.15%	2,948	2.51%
12	Vail Holdings, Inc. (c)	1	156	121,913	2.05%	3,209	2.73%
13	Northrop Grumman Information Technology, Inc.	1	97	111,469	1.88%	3,981	3.39%
14	Maines Paper & Food Service, Inc.	1	44	98,745	1.66%	611	0.52%
15	Amdocs, Inc.	1	14	91,928	1.55%	2,139	1.82%
16	County of Santa Clara	1	93	90,467	1.52%	1,347	1.15%
17	Ober, Kaler, Grimes & Shriver	1	12	89,885	1.51%	2,470	2.10%
18	International Business Machines Corp.	1	28	83,209	1.40%	978	0.83%
19	Corporate Holdings, LLC	1	48	81,818	1.38%	2,161	1.84%
20	Noble Royalties, Inc.	1	56	78,344	1.32%	2,045	1.74%
				2,914,687	49.05%	$ 70,468	59.92%

(a)
Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at March 31, 2010 multiplied by 12.Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b)	The lease with Citicorp Credit Services, Inc. is guaranteed by Citigroup.
(c)	On March 22, 2010, the Company signed a lease for an additional 38,000 square feet of space with one of its tenants, Vail Holdings, Inc.

Tenant Analysis – 20 Largest Tenants, Industry Profile
(as a % of square feet at March 31, 2010)

Lease Expirations by Square Feet
(as of March 31, 2010)

Year	Total Square Feet	% of Square Feet Commercial

2010	732,934	12.3%
2011	460,349	7.8%
2012	439,496	7.4%
2013	361,867	6.1%
2014	585,420	9.9%
2015	482,830	8.1%
2016	489,481	8.2%
2017	523,658	8.8%
2018	394,913	6.6%
2019	43,392	0.7%
2020	75,587	1.3%
2021	153,028	2.6%
2022	248,399	4.2%
2023	83,620	1.4%
Vacant	867,325	14.6%

Total	5,942,299	100.0%

Lease Expirations
with Annualized Rent per Square Foot

			Rentable		Annualized	Percentage
	Number of		Square		Rent	of Total Final
Year of	Leases		Footage	Annualized	Per Square	Annualized
Lease	Expiring		Subject to	Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring	Expiring	Expiring	Expiring	Cumulative
December 31,	Year		Leases	Leases (a)	Leases	Leases	Total
2010	80	(b)	732,934	20,738,900	28.30	17.63%	17.63%
2011	38		460,349	10,163,857	22.08	8.64%	26.28%
2012	43		439,496	9,335,526	21.24	7.94%	34.21%
2013	31		361,867	6,154,653	17.01	5.23%	39.45%
2014	22		585,420	12,812,624	21.89	10.89%	50.34%
2015	18		482,830	9,487,251	19.65	8.07%	58.41%
2016	8		489,481	11,418,722	23.33	9.71%	68.12%
2017	6		523,658	12,302,877	23.49	10.46%	78.58%
2018	5		394,913	10,342,340	26.19	8.79%	87.37%
2019	2		43,392	1,224,355	28.22	1.04%	88.41%
2020 and thereafter	5		560,634	13,629,410	24.31	11.59%	100.00%
	258		5,074,974	117,610,515	23.17	100.00%
Vacancies as of 3/31/10			867,325
Total Portfolio Square Footage			5,942,299

(a)
Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at March 31, 2010 multiplied by 12.  Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b)	31 Leases are Month to Month

Capital Recycling
($ in thousands)

Acquisitions:
	State/Region	Property Type	Square Feet	Date Acquired	Purchase Price
2009
Stonecroft-Chantilly	VA/East	Office	111,469	6/26/09	$ 29,000
Eden Bluff - Eden Prairie	MN/Midwest	Office	153,028	6/30/09	22,784
Fairview	VA/East	Office	252,613	9/30/09	73,000

2008
Park Ten Phase II	TX/South	Office	156,746	5/15/08	35,079
Lakeside Crossing	MO/Midwest	Office	127,778	12/11/08	20,003
Loudoun Tech Center	VA/East	Office	135,888	12/23/08	18,628

2007
East Baltimore	MD/East	Office	325,298	6/13/07	63,592

2006
Liberty Plaza	TX/South	Office	218,934	2/24/06	26,472
Innsbrook	VA/East	Office	297,789	5/1/06	48,240
380 Interlocken	CO/West	Office	240,184	5/1/06	47,587
Blue Lagoon Drive	FL/South	Office	212,619	5/1/06	56,051
Eldridge Green	TX/South	Office	248,399	5/1/06	53,435
Willow Bend Office Center	TX/South	Office	116,622	5/1/06	19,713
One Overton Place	GA/South	Office	387,267	6/27/06	85,284
390 Interlocken	CO/West	Office	241,516	12/21/06	46,459

2005
Greenwood Plaza	CO/West	Office	199,077	2/24/05	44,116
Addison Circle	TX/South	Office	293,787	5/1/05	56,295
Royal Ridge	GA/South	Office	161,366	5/1/05	27,391
Collins Crossing	TX/South	Office	298,766	5/1/05	53,667
Montague Business Center	CA/West	Office	145,951	5/1/05	20,147
River Crossing	IN/Midwest	Office	205,059	7/6/05	42,016

Dispositions:
					Net Sales	Gain (Loss)
2007	State/Region	Property Type	Square Feet	Date Sold	Proceeds	on Sale
Piedmont Center	SC/East	Office	144,029	1/31/07	$ 5,830	$ (4,849)
Royal Ridge	GA/South	Office	161,366	6/21/07	32,535	6,601
Goldentop Technology Center	CA/West	Office	141,405	6/27/07	36,199	14,741
Lyberty Way	MA/East	Office	104,711	7/16/07	10,861	1,942
Austin N.W. (Canyon Hills)	TX/South	Office	68,533	12/20/07	10,429	257

2006
Merrywood Apartments	TX/South	Apt	231,363	5/24/06	18,204	2,373
Santa Clara	CA/West	Office	40,280	5/31/06	8,188	1,557
Fair Lakes	VA/East	Office	210,613	5/31/06	61,412	24,240
One Technology Drive	MA/East	Industrial	188,000	8/10/06	15,995	6,366
Plaza Ridge	VA/East	Office	158,016	11/16/06	58,022	27,941
North Andover Office Park	MA/East	Office	92,913	11/21/06	11,362	3,810

2005
Blue Ravine	CA/West	Office	47,058	7/13/05	4,764	(1,124)
Silverside Plantation	LA/South	Apt	223,812	9/19/05	22,280	7,265
Gateway Crossing	MD/East	Office	188,819	9/20/05	25,949	6,807
Essex Lane Associates	TX/South	Apt	118,798	10/5/05	13,752	5,112
Gael Apartments	TX/South	Apt	187,338	10/5/05	22,715	5,151
Telecom Business Center	CA/West	Office	101,726	12/8/05	22,570	6,943

Investment Banking Performance

FFO and FFO+GOS Reconciliations
(in thousands, except per share amounts)

	For the three months ended					For the year ended
	31-Mar-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	2009	2008	2007

Net income	$5,562	$7,808	$4,865	$6,941	$8,258	$27,872	$31,958	$61,085
(Gain) Loss on sale of assets	-	-	-	-	(424)	(424)	-	(23,789)
GAAP income from non-consolidated REITs	(253)	(792)	(443)	(475)	(301)	(2,011)	(2,746)	472
Distributions from non-consolidated REITs	1,407	1,615	1,523	1,119	1,371	5,628	5,348	1,806
Acquisition costs	-	-	248	391	4	643	-	-
Depreciation & amortization	9,934	8,707	11,216	9,561	10,167	39,651	34,644	35,475
Funds From Operations (FFO)	16,650	17,338	17,409	17,537	19,075	71,359	69,204	75,049
Plus gains on sales of assets (GOS)	-	-	-	-	424	424	-	23,789
FFO+GOS (Total Profits)	$16,650	$17,338	$17,409	$17,537	$19,499	$71,783	$69,204	$98,838

Per Share Data:
EPS	$0.07	$0.11	$0.07	$0.10	$0.10	$0.38	$0.45	$0.86
FFO	0.21	0.25	0.25	0.25	0.24	0.98	0.98	1.06
GOS	-	-	-	-	-	-	-	0.34
FFO+GOS	0.21	0.25	0.25	0.25	0.24	0.98	0.98	1.40

Weighted Average Shares (basic and diluted)	79,681	70,481	70,481	71,281	79,681	73,001	70,481	70,651

FFO and FFO+GOS  Definitions

Definition of Funds From Operations (“FFO”), and FFO plus Gains on Sales (“FFO+GOS”)

The Company evaluates the performance of its reportable segments based on several measures including, Funds From Operations (“FFO”) and FFO plus Gains on Sales (“FFO+GOS” or “Total Profits”) as management believes they represent important measures of activity and are an important consideration in determining distributions paid to equity holders.  The Company defines FFO as net income (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains (or losses) from sales of property, and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, and after adjustments to exclude non-cash income (or losses) from non-consolidated or Sponsored REITs, plus distributions received from non-consolidated or Sponsored REITs.  The Company defines FFO+GOS as FFO as defined above, plus gains (or losses) from sales of properties and provisions for assets held for sale, if applicable.

FFO and FFO+GOS should not be considered as alternatives to net income (determined in accordance with GAAP), as indicators of the Company’s financial performance, nor as alternatives to cash flows from operating activities (determined in accordance with GAAP), nor as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define these terms in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, FFO and FFO+GOS should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

Funds Available for Distribution (FAD)
Reconciliation and Definition
(in thousands, except per share amounts)

	For the three months ended:
	31-Mar-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09

Net income	$5,562	$7,808	$4,865	$6,941	$8,258
(Gain) Loss on sale of assets	-	-	-	-	(424)
GAAP income from non-consolidated REITs	(253)	(792)	(443)	(475)	(301)
Distributions from non-consolidated REITs	1,407	1,615	1,522	1,119	1,371
Acquisition costs	-	-	248	391	4
Depreciation & amortization	9,934	8,707	11,217	9,561	10,167
Funds From Operations (FFO)	16,650	17,338	17,409	17,537	19,075
Plus gains on sales of assets (GOS)	-	-	-	-	424
FFO+GOS (Total Profits)	$16,650	$17,338	$17,409	$17,537	$19,499

Funds Available for Distribution:
Funds From Operations (FFO)	16,650	17,338	17,409	17,537	19,075
Straight-line rent	(1,619)	(374)	(69)	(405)	(1,030)
Capital expenditures	(380)	(466)	(115)	(265)	(619)
Funds Available for Distribution (FAD)	$14,651	$16,498	$17,225	$16,867	$17,426

Per Share Data:
EPS	$0.07	$0.11	$0.07	$0.10	$0.10
FFO	0.21	0.25	0.25	0.25	0.24
GOS	-	-	-	-	0
FFO+GOS	0.21	0.25	0.25	0.25	0.24
FAD	0.18	0.23	0.24	0.24	0.22

Weighted Average Shares (basic and diluted)	79,681	70,481	70,481	71,281	79,681

The Company defines FAD as the sum of (1) FFO, (2) less the effect of straight-line rent, (3) less recurring capital expenditures that are generally for maintenance of properties and are not recovered through rental income from tenants, and (4) plus non-cash compensation expenses, if any.  FAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, FAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

EBITDA Reconciliation and Definition
(in thousands, except ratio amounts)

	For the three months ended:					Year Ended
	31-Mar-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09

Net income	$5,562	$7,808	$4,865	$6,941	$8,258	$27,872
Interest expense	1,652	1,577	1,599	1,744	1,650	6,570
Depreciation and amortization	9,934	8,707	11,216	9,561	10,167	39,651
Income taxes	(68)	(299)	(75)	(270)	65	(579)
EBITDA	17,080	17,793	17,605	17,976	20,140	73,514

Interest expense	$1,652	$1,577	$1,599	$1,744	$1,650	$6,570
Scheduled principal payments (1)	-	-	-	-	-	-
Interest and scheduled principal payments	$1,652	$1,577	$1,599	$1,744	$1,650	$6,570

Interest coverage ratio	10.34	11.28	11.01	10.31	12.21	11.19

Debt service coverage ratio	10.34	11.28	11.01	10.31	12.21	11.19

(1)	Scheduled principal payments include required principal payments on our unsecured term debt, which are scheduled to commence in November 2011 using a 30 year amortization schedule.

EBITDA, a non-GAAP financial measure, is defined as net income, plus interest expense, income tax expense and depreciation and amortization expense. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, this presentation of EBITDA may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA.

Reconciliation of Net Income to Property NOI:
Cash and GAAP Basis
(in thousands)

	Three months ended:					2009
	31-Mar-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	Total

Net Income	$5,562	$7,808	$4,865	$6,941	$8,258	$27,872
Add (deduct):
Investment banking segment net loss (income)	479	778	346	625	(1,103)	646
Gain on sale of assets	-	-	-	-	(424)	(424)
Management fees (before elimination)	(484)	(425)	(398)	(402)	(408)	(1,633)
Depreciation and Amortization	9,184	7,887	10,200	8,768	9,314	36,169
Amortization of favorable leases	716	793	992	759	815	3,359
Selling, general and administrative	1,447	983	1,163	1,324	1,359	4,829
Interest expense	1,652	1,577	1,599	1,744	1,650	6,570
Interest income	(338)	(347)	(136)	(170)	(278)	(931)
Equity in earnings of nonconsolidated REITs	(253)	(792)	(443)	(475)	(283)	(1,993)
Non-property specific income and expenses, net	461	57	(145)	(13)	(34)	(135)
GAAP Property NOI	18,426	18,319	18,043	19,101	18,866	74,329
Straight-line rent	(1,020)	(374)	92	(405)	(1,033)	(1,720)
Cash Property NOI	$17,406	$17,945	$18,135	$18,696	$17,833	$72,609